                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 12, 2002


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
             ------------------------------------------------------
                           (Exact name of registrant)


         Delaware                       333-70246                 13-3789046
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


                   270 Park Avenue, New York, New York           10017
                ----------------------------------------       ----------
                (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-5918

Item 5.  Other Events:


         On or about September 12, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4 (the "Certificates"), as contemplated by the Pooling and Servicing Agreement, dated as of April 29, 2002, for the Certificates (the Pooling and Servicing Agreement").

         A copy of the Certificateholders' Report with respect to such distributions delivered pursuant to Section 4.02 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Report with respect to the September 12, 2002 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 23, 2002

                                           JPMORGAN CHASE BANK,
                                           As Paying Agent, on behalf of
                                           J.P. Morgan Chase Commercial Mortgage
                                           Securities Corp.


                                           By: /s/ Diane E. Wallace
                                           -----------------------------------
                                           Name:  Diane E. Wallace
                                           Title: Assistant Vice President

                                           INDEX TO EXHIBITS
                                           -----------------

Exhibit No.                                Description
-----------                                -----------
20.1                                       Monthly Report with respect to the
                                           distribution to certificateholders
                                           September 12, 2002.